                                                               EXECUTION VERSION

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                          Dated as of February 15, 2007

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5.    REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)...........................................................   18
Agreement..................................................................    2
Certificate Purchase Agreement.............................................    2
Certificates...............................................................    2
Closing Date...............................................................    3
Collateral Information.....................................................   11
Crossed Mortgage Loans.....................................................   17
Defective Mortgage Loan....................................................   17
Final Judicial Determination...............................................   20
Indemnification Agreement..................................................   14
Initial Purchaser..........................................................    2
Master Servicer............................................................    2
Material Breach............................................................   16
Material Document Defect...................................................   16
Memorandum.................................................................    3
MERS.......................................................................    5
Mortgage File..............................................................    4
Mortgage Loan Schedule.....................................................    3
Mortgage Loans.............................................................    2
Officer's Certificate......................................................    8
Other Mortgage Loans.......................................................    2
Pooling and Servicing Agreement............................................    2
Private Certificates.......................................................    2
Prospectus Supplement......................................................    2
Public Certificates........................................................    2
Purchaser..................................................................    2
Repurchased Loan...........................................................   18
Seller.....................................................................    2
Servicing File.............................................................    9
Special Servicer...........................................................    2
Trust......................................................................    2
Trustee....................................................................    2
Underwriters...............................................................    2
Underwriting Agreement.....................................................    2

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                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMC LOANS)

Mortgage Loan Purchase Agreement (this "Agreement"), dated as of February 15,
2007, between Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Morgan
Stanley Capital I Inc. (the "Purchaser").

Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be
dated as of February 1, 2007, between Purchaser, as depositor, Capmark Finance
Inc., as master servicer, J.E. Robert Company, Inc., as special servicer
("Special Servicer"), Wells Fargo Bank, National Association, as trustee and custodian ("Trustee") and LaSalle Bank National Association, as paying agent, certificate registrar and authenticating agent. In exchange for the Mortgage
Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2007-HQ11 (the "Certificates"). The
Certificates will be issued pursuant to the Pooling and Servicing Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term "Master
Servicer" as used herein shall mean Capmark Finance Inc. in its capacity as a master servicer under the Pooling and Servicing Agreement unless otherwise specified.

The Class A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB,
Class A-4, Class A-4FL, Class A-M, Class A-MFL, Class A-J, Class B, Class C,
Class D, Class E and Class F Certificates (the "Public Certificates") will be sold by Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial
Services, Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner
& Smith Incorporated (except with respect to Class A-4) (the "Underwriters"), pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated February 15, 2007 (the "Underwriting Agreement"), and the Class X, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
Q, Class S, Class T, Class R-I, Class R-II and Class R-III Certificates (the
"Private Certificates") will be sold by Purchaser to Morgan Stanley & Co.
Incorporated (the "Initial Purchaser") pursuant to a Certificate Purchase
Agreement, between Purchaser and the Initial Purchaser, dated February 15, 2007
(the "Certificate Purchase Agreement"). The Underwriters will offer the Public
Certificates for sale publicly pursuant to a Prospectus dated February 6, 2007, as supplemented by a Prospectus Supplement dated February 15, 2007 (together with the Prospectus, the "Prospectus Supplement"), and the Initial Purchaser
will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private
Placement Memorandum dated February 15, 2007 (the "Memorandum").

In consideration of the mutual agreements contained herein, Seller and Purchaser hereby agree as follows:

1.   AGREEMENT TO PURCHASE.

1.1 Seller agrees to sell, and Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage
Loan Schedule") annexed hereto as Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to the Mortgage Loans is February 1, 2007.
The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,830,126,364. The sale of the
Mortgage Loans shall take place on February 28, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on Exhibit 3 hereto. The purchase price shall be paid to Seller by wire transfer in immediately available funds on the Closing
Date.

1.2 On the Closing Date, Purchaser will assign to Trustee pursuant to the
Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 14), and Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and Purchaser's rights under this Agreement (to the extent set forth in Section 14).

2.   CONVEYANCE OF MORTGAGE LOANS.

2.1 Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, Seller does hereby transfer, assign, set over and otherwise convey to Purchaser, without recourse, except as specifically provided herein, all the right, title and interest of Seller, with the understanding that a Servicing Rights Purchase and Sale Agreement, dated
February 1, 2007, will be executed by Seller and Master Servicer, in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date.
The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the
Pooling and Servicing Agreement. In connection with such transfer and assignment, Seller shall deliver to or on behalf of Trustee, on behalf of
Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause 2.2.1 hereof) for each Mortgage Loan and on or prior to the fifth
Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of Trustee,
Master Servicer and Special Servicer to empower Trustee, Master Servicer and, in the event of the failure or incapacity of Trustee and Master Servicer, Special
Servicer, to submit for recording, at the expense of Seller, any Mortgage Loan documents required to be recorded as described in the Pooling and Servicing
Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to Trustee). Seller agrees to reasonably cooperate with Trustee, Master Servicer and Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage
Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains

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unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage
Loan becomes a Specially Serviced Mortgage Loan. Custodian shall submit such documents for recording, at Seller's expense, after the periods set forth above, provided, however, Custodian shall not submit such assignments for recording if
Seller produces evidence that it has sent any such assignment for recording and certifies that Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date,
Seller shall deliver to or on behalf of Trustee each of the remaining documents or instruments specified in Section 2.2 hereof (with such exceptions and additional time periods as are permitted by this Section 2) with respect to each
Mortgage Loan (each, a "Mortgage File"). (Seller acknowledges that the term
"without recourse" does not modify the duties of Seller under Section 5 hereof.)

2.2 All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by or on behalf of Trustee in escrow on behalf of Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each
Mortgage Loan shall contain the following documents:

     2.2.1 The original Mortgage Note bearing all intervening endorsements, endorsed, by allonge or on the original Mortgage Note, "Pay to the order of
Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit, with a copy of the Mortgage Note attached thereto;

     2.2.2 The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, Seller shall deliver or cause to be delivered to Trustee a true and correct copy of such
Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

     2.2.3 The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon, or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or

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has been lost after recordation, a true copy of such modification, consolidation or extension certified by Seller together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

     2.2.4 An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2007-HQ11," provided, if the related Mortgage has been recorded in the name of
Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no such assignments will be required to be submitted for recording or filing and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

     2.2.5 Originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by Seller, or in the case of an original blanket intervening assignment of
Mortgage retained by Seller, a copy thereof certified by Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's
Certificate of Seller stating that such original intervening assignment of
Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening Assignment of
Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening Assignment of Mortgage;

     2.2.6 If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by Seller to be a true and complete copy of the original Assignment of Leases submitted for recording, together with (i)
an original of each assignment of such Assignment of Leases with evidence of recording thereon and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such
Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by Seller to be a true and

                                        5

complete copy of the original assignment submitted for recording, and (ii) an original assignment of such Assignment of Leases, in recordable form, signed by the holder of record in favor of "Wells Fargo Bank, National Association, as
Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2007-HQ11," which assignment may be effected in the related
Assignment of Mortgage, provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of Trustee will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

     2.2.7 The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

     2.2.8 The original Title Insurance Policy, or in the event such original
Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original
Title Insurance Policy to follow within 180 days of the Closing Date or a preliminary title report with an original Title Insurance Policy to follow within 180 days of the Closing Date or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent, with the original title policy to follow within 180 days of the Closing Date;

     2.2.9 (A) Copies of UCC financing statements (together with all assignments thereof) and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to Trustee executed and delivered in connection with the
Mortgage Loan, provided, if the related Mortgage has been recorded in the name of MERS or its designee, no such financing statements will be required to be recorded or delivered and instead, Seller shall take all actions as are necessary to cause Trustee to be shown as the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS and shall deliver to
Special Servicer evidence confirming that Trustee is shown as the owner on the record of MERS;

     2.2.10 Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease;

     2.2.11 Copies of any loan agreements, lock-box agreements and intercreditor agreements (including, without limitation, any Intercreditor Agreement, any
Non-Serviced Mortgage Loan Intercreditor Agreement and any Loan Pair
Intercreditor Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related B Note), if any, related to any Mortgage Loan;

     2.2.12 Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to Trustee on behalf of the Trust with a copy to be held by Primary Servicer (or Master

                                        6

Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing
Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan
(other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by Primary
Servicer (or Master Servicer) on behalf of Trustee, with a copy to be held by
Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing
Agreement and the Primary Servicing Agreement (it being understood that Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust,
(b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of Seller to assign the letter of credit hereunder including the right and power to draw on the letter of credit). In the case of clause (B) above, the Primary Servicer (or
Master Servicer) acknowledges that any letter of credit held by it shall be held in its capacity as agent of the Trust, and if Primary Servicer (or Master
Servicer) sells its rights to service the applicable Mortgage Loan, Primary
Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of Special Servicer to such party as
Special Servicer may instruct, in each case, at the expense of Primary Servicer
(or Master Servicer). Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

     2.2.13 The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

     2.2.14 Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off
Date principal balance equal to or greater than $20,000,000;

     2.2.15 The original or a copy of any Environmental Insurance Policy; and

     2.2.16 Any affidavit and indemnification agreement.

The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to Primary Servicer, Master Servicer or Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to Primary Servicer within 30 days of the Closing Date.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

2.3 The Assignments of Mortgage and assignment of Assignment of Leases referred to in Sections 2.2.4 and 2.2.6 may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary

                                        7

expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases
(to the extent separate from the mortgages) and assignments of UCC financing statements, Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, assignment of the assignments of leases
(to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming Trustee on behalf of the
Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from Seller to Purchaser and from Purchaser to Trustee on behalf of the Certificateholders.

2.4 If Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in Sections 2.2.2, 2.2.3,
2.2.5 or 2.2.6, with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90 day period, but Seller delivers a photocopy thereof (certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording) or an
Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording office for recordation, to Trustee within such
90 day period, Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as
Trustee may consent to, which consent shall not be unreasonably withheld so long as Seller is, as certified in writing to Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

2.5 Trustee, as assignee or transferee of Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off
Date. All scheduled payments of principal and interest due on or before the
Cut-Off Date and collected after the Cut-Off Date shall belong to Seller.

2.6 Within 45 days following the Closing Date, Seller shall deliver, and
Purchaser, Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of Seller, in the appropriate public office for real property records, each assignment referred to in clauses 2.2.4, 2.2.6(ii)
and 2.2.9(B) above (with recording information in blank if such information is not yet available). If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, Seller shall prepare a substitute therefor or cure such defect, and Seller shall, at its own expense (except in the case of a document or instrument that is lost by
Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

2.7 As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each
Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, Seller shall provide a notice on or prior to the date that is 30 days after the Closing Date to the franchisor or the issuing

                                        8

financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter on or prior to the date that is 30 days after the Closing Date. After the
Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of Master Servicer or the applicable Primary Servicer, Seller will draw on such letter of credit as directed by Master Servicer or such Primary Servicer in such notice to the extent Seller has the right to do so.

2.8 Documents that are in the possession of Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the
"Servicing File") shall be delivered to Trustee by Seller to or at the direction of Master Servicer, on behalf of Purchaser, on or prior to the 75th day after the Closing Date, in accordance with Section 3.1 of the Primary Servicing
Agreement, if applicable.

2.9 The documents required to be delivered to Master Servicer (or in the alternative, Primary Servicer) shall include, to the extent required to be (and actually) delivered to Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the
Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the
Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Notwithstanding the
foregoing, Seller shall not be required to deliver any draft documents, or any attorney-client communications that are privileged communications or constitute legal or other due diligence analyses, or internal communications of Seller or its affiliates, or credit underwriting or other analyses, worksheets, memoranda, communications, evaluations or data. Delivery of any of the foregoing documents to Primary Servicer shall be deemed a delivery to Master Servicer and satisfy
Seller's obligations under this subparagraph. Each of the foregoing items may be delivered by Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to Master Servicer.

2.10 Upon the sale of the Mortgage Loans by Seller to Purchaser pursuant to this
Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in Purchaser and its assigns, and the ownership of all records and documents constituting the Servicing File with respect to the related Mortgage Loan prepared by or that come into the possession of Seller shall immediately vest in Purchaser and its assigns, and shall be delivered promptly by Seller to or on behalf of either Trustee or
Master Servicer as set forth herein, subject to the requirements of the Primary
Servicing Agreement. Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from Seller to Purchaser and its assigns as a sale.

2.11 It is the express intent of the parties hereto that the conveyance of the
Mortgage Loans and related property to Purchaser by Seller as provided in this
Section 2 be, and be construed as,

                                        9

an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the
Mortgage Loans and related property by Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

     2.11.1 this Agreement shall be deemed to be a security agreement; and

     2.11.2 the conveyance provided for in this Section 2 shall be deemed to be a grant by Seller to Purchaser of a security interest in all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

          A. All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          B. All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          C. All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

2.12 The possession by Purchaser or its designee of the Mortgage Notes, the
Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial
Code (including, without limitation, Sections 9-313 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, Seller makes no representation or warranty as to the perfection of any such security interest.

2.13 Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for,
Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

                                       10

2.14 Seller shall, to the extent consistent with this Agreement and upon request by or on behalf of Purchaser, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, Seller hereby authorizes Master Servicer to file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial
Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

2.15 Notwithstanding anything to the contrary contained herein, and subject to
Section 2.1, Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note or lost note affidavit and indemnity (endorsed as described in clause 2.2.1) required to be delivered to or on behalf of Trustee or Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and
Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

3.   EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW.

3.1 Seller shall (i) deliver to Purchaser on or before the Closing Date a diskette acceptable to Purchaser that contains such information about the
Mortgage Loans as may be reasonably requested by Purchaser, (ii) deliver to
Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of Purchaser or Trustee to cause Seller to cure any Material
Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to Section 5 hereof.

3.2 On or prior to the Closing Date, Seller shall allow representatives of any of Purchaser, each Underwriter, each Initial Purchaser, Trustee, Special
Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, Seller's underwriting procedures and
Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of Seller during normal business hours and shall not be conducted in a manner that is disruptive to Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, Seller will make available to such representatives of any of Purchaser, each Underwriter, each Initial Purchaser, Trustee, Special Servicer and each
Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the

                                       11

terms of this Agreement, and Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date,
Seller shall provide Purchaser with all material information regarding Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to Seller's financial condition, financial statements as provided to Purchaser or other developments affecting Seller's ability to consummate the transactions contemplated hereby or otherwise affecting Seller in any material respect. Within 45 days after the
Closing Date, Seller shall provide Master Servicer or Primary Servicer, if applicable, with any additional information identified by Master Servicer or
Primary Servicer, if applicable, as necessary to complete the CMSA Property
File, to the extent that such information is available.

3.3 Purchaser may exercise any of its rights hereunder through one or more designees or agents, provided Purchaser has provided Seller with prior notice of the identity of such designee or agent.

3.4 Purchaser shall keep confidential any information regarding Seller and the
Mortgage Loans that has been delivered into Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or
Purchaser is required by law or court order to disclose such information. If
Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding Seller as described in the preceding sentence, Purchaser shall provide to Seller a copy of the proposed form of such disclosure prior to making such disclosure and Seller shall promptly, and in any event within two Business Days, notify Purchaser of any inaccuracies therein, in which case Purchaser shall modify such form in a manner that corrects such inaccuracies. If Purchaser is required by law or court order to disclose confidential information regarding Seller as described in the second preceding sentence, Purchaser shall notify Seller and cooperate in Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, Purchaser is compelled as a matter of law to disclose such information, Purchaser shall, prior to making such disclosure, advise and consult with Seller and its counsel as to such disclosure and the nature and wording of such disclosure and Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then Purchaser shall be permitted to make such disclosure without prior review by Seller.

4.   REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

4.1 To induce Purchaser to enter into this Agreement, Seller hereby makes for the benefit of Purchaser and its assigns with respect to each Mortgage Loan
(subject to the last paragraph of this Section 4.1) as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached thereto, and hereby further represents and warrants to Purchaser as of the date hereof that:

                                       12

     4.1.1 Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

     4.1.2 This Agreement has been duly and validly authorized, executed and delivered by Seller, and assuming the due authorization, execution and delivery hereof by Purchaser, this Agreement constitutes the valid, legal and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this
Agreement that purport to provide indemnification from liabilities under applicable securities laws.

     4.1.3 No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Seller with this Agreement, or the consummation by Seller of any transaction contemplated hereby, other than (A) such qualifications as may be required under state securities or blue sky laws, (B) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to Purchaser,
(C) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (D) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by Seller under this
Agreement.

     4.1.4 Neither the transfer of the Mortgage Loans to Purchaser, nor the execution, delivery or performance of this Agreement by Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this
Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection 4.1.3, any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of Seller, or in any material impairment of the right or ability of Seller to carry on its business substantially as now conducted.

                                       13

     4.1.5 There are no actions or proceedings against, or investigations of,
Seller pending or, to Seller's knowledge, threatened in writing against Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to Purchaser or the execution or delivery by, or enforceability against, Seller of this Agreement or have an effect on the financial condition of Seller that would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

     4.1.6 On the Closing Date, the sale of the Mortgage Loans pursuant to this
Agreement will effect a transfer by Seller of all of its right, title and interest in and to the Mortgage Loans to Purchaser.

     4.1.7 To Seller's knowledge, the MSMC Mortgage Loan Information (as defined in that certain indemnification agreement, dated February 15, 2007, between
Seller, Purchaser, the Underwriters and the Initial Purchaser (the
"Indemnification Agreement")) relating to the Mortgage Loans does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (when read together with the Final
Prospectus Supplement, in the case of Public Certificates, or when read together with the Memorandum, in the case of the Private Certificates). Notwithstanding anything contained herein to the contrary, this subparagraph 4.1.7 shall run exclusively to the benefit of Purchaser and no other party.

To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, subject to the exceptions set forth in Schedule A to Exhibit 2, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

     4.1.8 Seller has complied with the disclosure requirements of Regulation AB that arise from its role as "seller" and "sponsor" in connection with the issuance of the Certificates.

     4.1.9 For so long as the Trust is subject to the reporting requirements of the Exchange Act, Seller shall provide Purchaser (or with respect to any
Serviced Companion Mortgage Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any
Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set
forth next to Seller's name on Schedule XV and Schedule XVI of the Pooling and
Servicing Agreement within the time periods set forth in the Pooling and
Servicing Agreement.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

4.2 To induce Seller to enter into this Agreement, Purchaser hereby represents and warrants to Seller as of the date hereof:

                                       14

     4.2.1 Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

     4.2.2 Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by Seller, constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     4.2.3 No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by Purchaser with this Agreement, or the consummation by Purchaser of any transaction contemplated hereby that has not been obtained or made by
Purchaser.

     4.2.4 Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by Purchaser will violate Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which Purchaser is a party or that may be applicable to Purchaser or its assets.

     4.2.5 Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of
Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

     4.2.6 There are no actions or proceedings against, or investigations of,
Purchaser pending or, to Purchaser's knowledge, threatened against Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage
Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of
Purchaser that would materially and adversely affect the ability of Purchaser to perform its obligation under this Agreement.

     4.2.7 Purchaser has not dealt with any broker, investment banker, agent or other person, other than Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

                                       15

To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations and warranties made by Purchaser pursuant to this
Section 4.2 shall survive the purchase of the Mortgage Loans.

5.   REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

5.1 It is hereby acknowledged that Seller shall make for the benefit of Trustee on behalf of the holders of the Certificates, whether directly or by way of
Purchaser's assignment of its rights hereunder to Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

5.2 It is hereby further acknowledged that if any document required to be delivered to Trustee pursuant to Section 2 is not delivered as and when required
(and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either
(i) materially and adversely affects the interests of the holders of the
Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and
(B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan (such a document defect described in the preceding clause (i) or
(ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material
Document Defect or Material Breach shall promptly notify, in writing, the other parties; provided that any breach of the representation and warranty contained in paragraph 42 of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary"
for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material
Breach, Master Servicer shall, and Special Servicer may, request that Seller, not later than 90 days from Seller's receipt of the notice of such Material
Document Defect or Material Breach, cure such Material Document Defect or
Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90 day period, and such Material Document Defect or Material Breach would not cause the
Mortgage Loan to be other than a "qualified mortgage"(as defined in the Code)
but Seller is diligently attempting to effect such correction or cure, as certified by Seller in an Officer's Certificate delivered to Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the
initial 90 day period, then a Specially Serviced Mortgage Loan and a Servicing
Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the
Pooling and Servicing Agreement and (y) the

                                       16

Material Document Defect was identified in a certification delivered to Seller by Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not
less than 90 days prior to the delivery of the notice of such Material Document
Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to Seller pursuant to Section 2.2 of the Pooling and
Servicing Agreement or otherwise nor possession of such certification or schedule by Seller shall, in and of itself, constitute delivery of notice of any
Material Document Defect or knowledge or awareness by Seller of any Material
Document Defect listed therein.

5.3 Seller hereby covenants and agrees that, if any such Material Document
Defect or Material Breach cannot be corrected or cured in all material respects within the above cure periods, Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO
Mortgage Loan from Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the
Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section
1.860G-2(f)), at its option replace, without recourse, any Mortgage Loan or REO
Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage
Loan. If such Material Document Defect or Material Breach would cause the
Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, repurchase or substitution must occur within 90 days from the date Seller was notified of the breach or defect. Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

5.4 If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan for purposes of the above provisions, and
Seller shall be obligated to repurchase or replace each such Crossed Mortgage
Loan in accordance with the provisions above, unless, in the case of such breach or document defect, (A) Seller provides a Nondisqualification Opinion to Trustee at the expense of Seller if Trustee acting at the direction of the Controlling
Class determines that it would be usual and customary in accordance with industry practice to obtain a Nondisqualification Opinion and (B) both of the following conditions would be satisfied if Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach or Material Document
Defect had occurred without regard to this paragraph (the "Affected Loan(s)"):
(i) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the greater of (A) the debt service coverage ratio for all such Crossed Mortgage Loans (including the Affected
Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final
Prospectus Supplement and (B) 1.25x, and (ii) the loan-to-value ratio for all such Crossed Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (A) the current loan-to-value ratio for all such Mortgage Loans
(including the Affected Loan(s)) set forth under the heading "Cut-Off Date

                                       17

LTV" in Appendix II to the Final Prospectus Supplement and (B) 75%. The
determination of Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. Master Servicer will be entitled to cause to be delivered, or direct
Seller to (in which case Seller shall) cause to be delivered to Master Servicer:
(A) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of Seller if the scope and cost of the
Appraisal is approved by Seller (such approval not to be unreasonably withheld)
and (B) an opinion of counsel that not requiring the repurchase of each such
Crossed Mortgage Loan will not result in an Adverse REMIC Event.

5.5 With respect to any Defective Mortgage Loan, to the extent that Seller is required to repurchase or substitute for such Defective Mortgage Loan (each, a
"Repurchased Loan") in the manner prescribed above while Trustee (as assignee of
Purchaser) continues to hold any Crossed Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized
Loan") with such Repurchased Loan, Seller and Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Cross-Collateralized Loans held by Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished Trustee, at the expense of Seller, a nondisqualification opinion that such modification shall not cause an Adverse
REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, Seller and Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and Seller shall repurchase or substitute for the
Repurchased Loan and all related Cross-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized
Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The
Mortgagors set forth on Schedule B to Exhibit 2 hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

5.6 Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage by the local authority with which the Mortgage was recorded; or (c) the absence from the Mortgage File of the item specified in paragraph 2.2.8. If any of the foregoing Material Document Defects is discovered by the Custodian (or Trustee if there is no Custodian), Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon
Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

                                       18

5.7 If Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the affected Mortgage Loan from Purchaser or its assignee or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with this Agreement, then provided that (i) the period of time provided for Seller to correct, repurchase or cure has expired and (ii) the
Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan,
Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the
Mortgage Loan pursuant to Sections 9.5, 9.12, 9.15 and 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to a work-out shall not constitute a defense to any repurchase claim nor shall such modification and work-out change the Purchase Price due from Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such
Mortgage Loan and sale of the REO Property, to a Person other than Seller shall be without (i) recourse of any kind (either express or implied) by such Person against Seller and (ii) representation or warranty of any kind (either express or implied) by Seller to or for the benefit of such Person.

5.8 Seller shall have the right to purchase certain of the Mortgage Loans or REO
Properties, as applicable, to the extent set forth in the Pooling and Servicing
Agreement.

5.9 The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against
Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, Master Servicer shall notify Seller of the discovery of the Material
Document Defect or Material Breach and Seller shall have 90 days to correct or cure such Material Document Defect or Material Breach or purchase the REO
Property at the Purchase Price. After a final liquidation of the Mortgage Loan or REO Mortgage Loan, if a court of competent jurisdiction issues a final order that Seller is or was obligated to repurchase the related Mortgage Loan or REO
Mortgage Loan, after the expiration of any applicable appeal period (a "Final
Judicial Determination") or Seller otherwise accepts liability, then, but in no event later than the Termination of the Trust pursuant to Section 9.30 of the
Pooling and Servicing Agreement, then Seller will be obligated to pay to the
Trust the difference between any Liquidation Proceeds received upon such liquidation in accordance with the Pooling and Servicing Agreement (including those arising from any sale to Seller) and the Purchase Price.

5.10 Notwithstanding anything to the contrary contained herein, in connection with any sale or other liquidation of a Mortgage Loan or REO Property as described in this Section 5, Special Servicer shall not receive a Liquidation
Fee from Seller (but may collect such Liquidation Fee from the related
Liquidation Proceeds as otherwise provided herein) unless Seller is required to repurchase such Mortgage Loan or REO Property and such Mortgage Loan or REO
Property is repurchased after the date that is 180 days or more after the Seller receives notice of the breach or defect causing the repurchase; provided, however, that in the event Seller is obligated to repurchase the Mortgage Loan or REO Mortgaged Property after a final liquidation of such Mortgage Loan or REO
Property pursuant to the immediately preceding paragraph, an amount equal to any
Liquidation Fee (calculated on the basis of Liquidation Proceeds) payable to
Special Servicer shall be included in the definition of "Purchase Price" in respect of such Mortgage Loan

                                       19

or REO Mortgaged Property. Except as expressly set forth above, no Liquidation
Fee shall be payable in connection with a repurchase of a Mortgage Loan by
Seller.

5.11 The obligations of Seller set forth in this Section 5 to cure a Material
Document Defect or a Material Breach or repurchase or replace a defective
Mortgage Loan constitute the sole remedies of Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by Seller set forth in this Agreement (other than those set forth in Exhibit 2).

5.12 Notwithstanding the foregoing, in the event that there is a breach of the representations and warranties set forth in paragraph 39 of Exhibit 2 hereto because the underlying loan documents do not provide for the payment by the
Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan, and the related Mortgagor's payments made for the reasonable costs and expenses associated with the defeasance or assumption of a
Mortgage Loan are insufficient and cause the Trust to incur an Additional Trust
Expense in an amount equal to such reasonable costs and expenses not paid by such Mortgagor, Seller hereby covenants and agrees to reimburse the Trust within
90 days of the receipt of notice of such breach in an amount sufficient to avoid such Additional Trust Expense. The parties hereto acknowledge that such reimbursement shall be Seller's sole obligation with respect to the breach discussed in the previous sentence.

5.13 The Pooling and Servicing Agreement shall provide that Trustee (or Master
Servicer or Special Servicer on its behalf) shall give written notice promptly
(but in any event within three Business Days) to Seller of its discovery of any
Material Document Defect or Material Breach and prompt written notice to Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan
(as defined in the Pooling and Servicing Agreement).

5.14 If Seller repurchases any Mortgage Loan pursuant to this Section 5,
Purchaser or its assignee, following receipt by Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to Seller all Mortgage
Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to Trustee shall be endorsed and assigned to Seller in the same manner such that Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such
Mortgage Loan or proceeds of any insurance policies with respect thereto.

6.   CLOSING.

6.1 The closing of the sale of the Mortgage Loans shall be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at 9:00 a.m., New
York time, on the Closing Date. The closing shall be subject to each of the following conditions:

     6.1.1 All of the representations and warranties of Seller and Purchaser specified in Section 4 hereof (including, without limitation, the representations and warranties set forth on Exhibit 2 hereto) shall be true and correct as of the Closing Date, provided that any

                                       20

representations and warranties made as of a specified date shall be true and correct as of such specified date (to the extent of the standard, if any, set forth in each representation and warranty).

     6.1.2 All Closing Documents specified in Section 7 hereof, in such forms as are agreed upon and reasonably acceptable to Seller or Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

     6.1.3 Seller shall have delivered and released to Purchaser or its designee all documents required to be delivered to Purchaser as of the Closing Date pursuant to Section 2 hereof.

     6.1.4 The result of the examination and audit performed by Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the MSMC Mortgage Loan Information to be disclosed in the Memorandum and the Prospectus Supplement.

     6.1.5 All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and
Seller and Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

     6.1.6 Seller shall have paid all fees and expenses payable by it to
Purchaser pursuant to Section 8 hereof.

     6.1.7 The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

     6.1.8 No Underwriter shall have terminated the Underwriting Agreement and none of the Initial Purchasers shall have terminated the Certificate Purchase
Agreement, and neither the Underwriters nor the Initial Purchasers shall have suspended, delayed or otherwise cancelled the Closing Date.

     6.1.9 Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

6.2 Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable Purchaser to purchase the
Mortgage Loans on the Closing Date.

7.   CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

7.1 This Agreement duly executed by Purchaser and Seller.

7.2 A certificate of Seller, executed by a duly authorized officer of Seller and dated the Closing Date, and upon which Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of Seller in this Agreement are true and correct in all material respects on and as of the
Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall

                                       21

be true and correct as of such specified date; and (ii) Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

7.3 True, complete and correct copies of Seller's articles of organization and by-laws or other organizational documents.

7.4 A certificate of existence for Seller from the Secretary of State of New
York dated not earlier than 30 days prior to the Closing Date.

7.5 A certificate of the Secretary or Assistant Secretary of Seller, dated the
Closing Date, and upon which Purchaser may rely, to the effect that each individual who, as an officer or representative of Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

7.6 An opinion of counsel (which, other than as to the opinion described in paragraph 7.6.6 below, may be in-house counsel) to Seller, dated the Closing
Date, substantially to the effect of the following (with such changes and modifications as Purchaser may approve and subject to such counsel's reasonable qualifications):

     7.6.1 Seller is validly existing under New York law and has full corporate power and authority to enter into and perform its obligations under this
Agreement.

     7.6.2 This Agreement has been duly authorized, executed and delivered by
Seller.

     7.6.3 No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

     7.6.4 Neither the execution, delivery or performance of this Agreement by
Seller, nor the consummation by Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of
Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C)
conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of
Seller, or in any material

                                       22

impairment of the right or ability of Seller to carry on its business substantially as now conducted.

     7.6.5 To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which Seller is a party, or threatened against Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement.

     7.6.6 This Agreement is a valid, legal and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this
Agreement that purport to provide indemnification from liabilities under applicable securities laws.

Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

7.7 A "10b-5" opinion of counsel addressed to Purchaser and the Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, as to the disclosure provided by Seller to Purchaser in connection with the Certificates.

7.8 An opinion of counsel addressed to Purchaser and the Underwriters, in form reasonably acceptable to Purchaser and the Underwriters, that such disclosure complies as to form with the applicable requirements of Regulation AB with respect to Seller's role as Sponsor (as such term is defined in Regulation AB)
in connection with the Certificates. Such other opinions of counsel as any
Rating Agency may request in connection with the sale of the Mortgage Loans by
Seller to Purchaser or Seller's execution and delivery of, or performance under, this Agreement.

7.9 A letter from Deloitte & Touche, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus
Supplement agrees with the records of Seller.

7.10 Such further certificates, opinions and documents as Purchaser may reasonably request.

7.11 An officer's certificate of Purchaser, dated as of the Closing Date, with the resolutions of Purchaser authorizing the transactions described herein attached thereto, together with certified

                                       23

copies of the charter, by-laws and certificate of good standing of Purchaser dated not earlier than 30 days prior to the Closing Date.

7.12 Such other certificates of Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

7.13 An executed Bill of Sale in the form attached hereto as Exhibit 4.

8. COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding entered into in connection with this Agreement and the issuance of the Certificates.

9. NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to
Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York,
New York 10036, Attention: Warren Friend (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to Seller, addressed to Seller at Morgan Stanley Mortgage Capital Inc., 1585 Broadway, New York, New York
10036, Attention: Cynthia Eckes (or to such other address as Seller may designate in writing).

10. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

11. FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

12. SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto

                                       24

shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage
Notes and notwithstanding subsequent termination of this Agreement.

13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

14. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections 2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

15. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this
Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of
Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

16. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not

                                       25

assigned to Trustee), the Indemnification Agreement and the Pooling and
Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       26

IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By: /s/ Anthony J. Sfarra
                                            ------------------------------------
                                            Name: Anthony J. Sfarra
                                            Title: Vice President

                                        MORGAN STANLEY CAPITAL I INC.

                                        By: /s/ Anthony J. Sfarra
                                            ------------------------------------
                                            Name: Anthony J. Sfarra
                                            Title: Vice President

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

o    Mortgage Loan Seller
o    Loan Number
o    Property Name
o    Street Address
o    City
o    State
o    Date of Maturity
o    Cut-off Date Balance
o    Note Date
o    Original Term to Maturity or ARD
o    Remaining Term
o    Original Amortization
o    Rate
o    ARD Loan (Yes/No)

                                      1-1

MORTGAGE    MORTGAGE
LOAN NO.  LOAN SELLER  PROPERTY NAME                             STREET ADDRESS
-------------------------------------------------------------------------------------------------------

    1         MSMC     One Seaport Plaza                         199 Water Street
    2         MSMC     525 Seventh Avenue                        525 Seventh Avenue
    3         MSMC     RREEF Portfolio - Barton's Crossing (I)   205 Century Place
    3         MSMC     RREEF Portfolio - Lionsgate (I)           13690 Legacy Circle
    3         MSMC     RREEF Portfolio - University Heights (I)  20300 River Ridge Road
    3         MSMC     RREEF Portfolio - Carlyle Station (I)     10519 Lariat Lane
    3         MSMC     RREEF Portfolio - McNair Farms (I)        2511 Farmcrest Drive
    3         MSMC     RREEF Portfolio - Fox Run (I)             2 Observation Court
    3         MSMC     RREEF Portfolio - Watkins Station (I)     99 Watkins Mill Road
    3         MSMC     RREEF Portfolio - The Glen (I)            86 Heritage Way NW
    4         MSMC     485 Lexington Avenue                      485 Lexington Avenue
    5         MSMC     Galleria at Pittsburgh Mills              590 Pittsburgh Mills Circle
    6         MSMC     950 L'Enfant Plaza                        950 L'Enfant Plaza, SW
    7         MSMC     Deptford Mall                             1750 Deptford Center Road
    8         MSMC     Marriott Charlotte City Center            100 West Trade Street
    9         MSMC     Hilton Arlington & Towers                 950 North Stafford Street
   12         MSMC     The Greens at Green Valley                2001 Ramrod Avenue
   13         MSMC     Casa Linda Plaza                          1152-1200 North Buckner Boulevard
   14         MSMC     Westin - Palo Alto                        675 El Camino Real
   15         MSMC     Arrowhead Fountains (II)                  16150 North Arrowhead Fountains Center
                                                                 Drive
   15         MSMC     Kellogg Office Building (II)              26 West Dry Creek Circle

MORTGAGE                                       CUT-OFF DATE              ORIGINAL TERM
LOAN NO.  CITY          STATE  MATURITY DATE     BALANCE      NOTE DATE   TO MATURITY
----------------------------------------------------------------------------------------

    1     New York        NY     01/09/2017    $225,000,000  12/20/2006       120
    2     New York        NY     02/08/2017    $172,000,000  01/18/2007       120
    3     Alexandria      VA     12/08/2011    $ 33,104,878  12/08/2006        60
    3     Herndon         VA     12/08/2011    $ 23,646,341  12/08/2006        60
    3     Ashburn         VA     12/08/2011    $ 22,632,927  12/08/2006        60
    3     Manassas        VA     12/08/2011    $ 20,437,195  12/08/2006        60
    3     Herndon         VA     12/08/2011    $ 16,214,634  12/08/2006        60
    3     Germantown      MD     12/08/2011    $  9,627,439  12/08/2006        60
    3     Gaithersburg    MD     12/08/2011    $  7,431,707  12/08/2006        60
    3     Leesburg        VA     12/08/2011    $  5,404,878  12/08/2006        60
    4     New York        NY     02/11/2017    $135,000,000  01/22/2007       120
    5     Tarentum        PA     01/08/2012    $133,000,000  12/28/2006        60
    6     Washington      DC     12/08/2016    $ 90,000,000  12/08/2006       120
    7     Deptford        NJ     01/05/2013    $ 80,000,000  12/07/2006        72
    8     Charlotte       NC     01/05/2014    $ 69,600,000  12/19/2006        84
    9     Arlington       VA     01/05/2014    $ 54,400,000  12/12/2006        84
   12     Henderson       NV     01/08/2012    $ 38,400,000  01/03/2007        60
   13     Dallas          TX     01/01/2014    $ 37,950,000  12/08/2006        84
   14     Palo Alto       CA     02/01/2017    $ 35,000,000  01/03/2007       120
   15     Peoria          AZ     11/08/2013    $ 15,000,000  11/08/2006        84
   15     Littleton       CO     11/08/2013    $ 11,300,000  11/08/2006        84

MORTGAGE  REMAINING TERM      ORIGINAL    MORTGAGE
LOAN NO.    TO MATURITY   AMORT. TERM(9)    RATE    ARD LOAN
------------------------------------------------------------

    1           119              IO        5.168%      No
    2           120              IO        5.540%      No
    3            58              IO        5.470%      No
    3            58              IO        5.470%      No
    3            58              IO        5.470%      No
    3            58              IO        5.470%      No
    3            58              IO        5.470%      No
    3            58              IO        5.470%      No
    3            58              IO        5.470%      No
    3            58              IO        5.470%      No
    4           120              IO        5.608%      No
    5            59              IO        6.166%      No
    6           118              IO        5.795%      No
    7            71              IO        5.323%      No
    8            83              IO        5.510%      No
    9            83              IO        5.620%      No
   12            59              IO        5.720%      No
   13            83              IO        5.480%      No
   14           120             300        5.770%      No
   15            81              IO        6.130%      No
   15            81              IO        6.130%      No

                                      1-1

MORTGAGE    MORTGAGE
LOAN NO.  LOAN SELLER  PROPERTY NAME                                                     STREET ADDRESS
----------------------------------------------------------------------------------------------------------------------------

   15         MSMC     Sheridan Center (II)                                              1777, 1780, and 1805 South Bellaire
                                                                                         Street
   16         MSMC     Crossing Place Apartments                                         1301 Crossing Place
   23         MSMC     Platinum Portfolio - Eastpointe Shopping Center (III)             102-198 Emily Drive
   23         MSMC     Platinum Portfolio - Jackson Kelly Building (III)                 150 Clay Street
   23         MSMC     Platinum Portfolio - Platinum Plaza / Centra Bank Building (III)  990 Elmer Prince Drive
   23         MSMC     Platinum Portfolio - Eastpointe Business Park (III)               105, 109, & 113 Platinum Drive
   23         MSMC     Platinum Portfolio - Suncrest Corporate Center (III)              430 Drummond Street
   26         MSMC     East Bay Retail                                                   979 & 1221 South University Avenue
   27         MSMC     Waterford Park North                                              1025 Veterans Parkway
   28         MSMC     Regal Cinema - Lincolnshire                                       300 Parkway Drive
   30         MSMC     Pennsylvania Retail Portfolio - Weis Weir Lake (B)                East Weir Lake Rd & Route 209
   31         MSMC     Pennsylvania Retail Portfolio - Staples York (B)                  965 Loucks Rd
   32         MSMC     Pennsylvania Retail Portfolio - CVS Hockersville (B)              118 Hockersville Rd
   33         MSMC     Pennsylvania Retail Portfolio - CVS Edgewood (B)                  820 Edgewood Rd
   34         MSMC     Pennsylvania Retail Portfolio - CVS Richland (B)                  165 South Richland Ave
   35         MSMC     239-269 E. Fordham Road                                           239-269 E. Fordham Road
   36         MSMC     PA-MD Retail Portfolio - Staples Susquehanna (C)                  180 Susquehanna Blvd.
   37         MSMC     PA-MD Retail Portfolio - CVS Johnnycake (C)                       5603 Old Frederick Rd

MORTGAGE                                                CUT-OFF DATE
LOAN NO.  CITY                   STATE  MATURITY DATE     BALANCE      NOTE DATE
----------------------------------------------------------------------------------

   15     Denver                   CO     11/08/2013    $  7,200,000  11/08/2006
   16     Austin                   TX     06/01/2012    $ 30,597,806  11/30/2006
   23     Clarksburg               WV     01/01/2017    $  8,400,000  12/12/2006
   23     Morgantown               WV     01/01/2017    $  4,800,000  12/12/2006
   23     Morgantown               WV     01/01/2017    $  3,550,000  12/12/2006
   23     Bridgeport               WV     01/01/2017    $  3,450,000  12/12/2006
   23     Morgantown               WV     01/01/2017    $    800,000  12/12/2006
   26     Provo                    UT     12/09/2016    $ 20,200,000  11/17/2006
   27     Clarksville              IN     12/01/2016    $ 19,400,000  11/06/2006
   28     Lincolnshire             IL     02/01/2017    $ 18,125,000  02/01/2007
   30     Chestnut Township        PA     12/01/2016    $  6,482,635  11/30/2006
   31     City of York             PA     12/01/2016    $  3,096,482  11/30/2006
   32     Derry                    PA     12/01/2016    $  2,856,755  11/30/2006
   33     York Township            PA     12/01/2016    $  1,962,770  11/30/2006
   34     York                     PA     12/01/2016    $  1,957,776  11/30/2006
   35     Bronx                    NY     11/01/2016    $ 16,000,000  10/20/2006
   36     West Hazleton            PA     12/01/2016    $  3,915,552  11/30/2006
   37     Catonsville              MD     12/01/2016    $  3,875,597  11/30/2006

MORTGAGE  ORIGINAL TERM  REMAINING TERM      ORIGINAL    MORTGAGE
LOAN NO.   TO MATURITY     TO MATURITY   AMORT. TERM(9)    RATE    ARD LOAN
---------------------------------------------------------------------------

   15           84              81              IO        6.130%      No

   16           66              64              IO        5.710%      No
   23          120             119             360        5.700%      No
   23          120             119             360        5.700%      No
   23          120             119             360        5.700%      No
   23          120             119             360        5.700%      No
   23          120             119             360        5.700%      No
   26          120             118             360        5.550%      No
   27          120             118             360        5.740%      No
   28          120             120             360        8.250%      No
   30          120             118             420        5.840%      No
   31          120             118             420        5.840%      No
   32          120             118             420        5.840%      No
   33          120             118             420        5.840%      No
   34          120             118             420        5.840%      No
   35          120             117             360        5.950%      No
   36          120             118             420        5.840%      No
   37          120             118             420        5.840%      No

                                      1-2

MORTGAGE    MORTGAGE
LOAN NO.  LOAN SELLER  PROPERTY NAME                                   STREET ADDRESS
---------------------------------------------------------------------------------------------------------------

   38         MSMC     PA-MD Retail Portfolio - CVS Martin (C)         803 Fuselage Ave.
   39         MSMC     PA-MD Retail Portfolio - CVS Hollins Ferry (C)  3915 Hollins Ferry Rd
   40         MSMC     PA-MD Retail Portfolio - CVS Mt. Joy (C)        525 West Main St.
   41         MSMC     PA-MD Retail Portfolio - Hazleton Plaza (C)     6-12 Diana Lane
   44         MSMC     Eureka Pointe Shopping Center                   205-257 E. 5th Street
   46         MSMC     Carriage Club at Mt. Arlington                  1 Hillside Drive
   50         MSMC     Sunrise Apartments - Richmond                   705 Pool Road
   53         MSMC     Hilton Garden Inn - The Woodlands               9301 Six Pines Drive
   55         MSMC     Shasta Crossroads                               1315, 1345-1347 Churn Creek Road
   56         MSMC     Fox Hill Apartments                             141 Park Hill Avenue; 320 Vanderbilt
                                                                       Avenue; 350 Vanderbilt Avenue
   57         MSMC     Nolan Town Center                               2116 SW Highland Drive
   59         MSMC     499 Farmington Avenue                           499 Farmington Avenue
   60         MSMC     Madison Apartments                              1700 East Madison Street
   61         MSMC     Westpark Towne Plaza                            301, 385 & 411 N. Milwaukee Street and
                                                                       8369 W. Emerald Street
   62         MSMC     50 West Plaza                                   4070-4090 Airline Parkway
   63         MSMC     110 Beard Street                                110 Beard Street
   66         MSMC     Hayden Place                                    625 West 1st Street
   67         MSMC     PetSmart - East Hanover                         190 Route 10
   68         MSMC     Easton Apartments                               2525 North Henderson Avenue

MORTGAGE                                                CUT-OFF DATE              ORIGINAL TERM
LOAN NO.  CITY                   STATE  MATURITY DATE     BALANCE      NOTE DATE   TO MATURITY
--------------------------------------------------------------------------------  -------------

   38     Essex                    MD     12/01/2016    $  2,547,106  11/30/2006       120
   39     Lansdowne                MD     12/01/2016    $  2,237,458  11/30/2006       120
   40     Mount Joy                PA     12/01/2016    $  2,192,509  11/30/2006       120
   41     West Hazleton Borough    PA     12/01/2016    $  1,038,820  11/30/2006       120
   44     Eureka                   MO     01/01/2017    $ 14,986,828  12/19/2006       120
   46     Mt. Arlington            NJ     11/01/2011    $ 14,000,000  10/05/2006        60
   50     Richmond                 VA     02/01/2017    $ 13,493,750  01/09/2007       120
   53     Spring                   TX     01/01/2017    $ 12,139,283  12/29/2006       120
   55     Redding                  CA     10/01/2016    $ 12,000,000  09/12/2006       120
   56     Staten Island            NY     11/01/2016    $ 11,500,000  10/12/2006       120
   57     Redmond                  OR     07/01/2016    $ 11,000,000  06/05/2006       120
   59     Farmington               CT     11/01/2016    $  9,900,000  10/17/2006       120
   60     Seattle                  WA     12/01/2013    $  9,600,000  11/30/2006        84
   61      Boise                   ID     01/01/2017    $  9,325,000  12/01/2006       120
   62     Chantilly                VA     12/01/2016    $  9,250,000  11/21/2006       120
   63     Brooklyn                 NY     11/01/2011    $  9,100,000  10/26/2006        60
   66     Tempe                    AZ     01/01/2017    $  9,000,000  12/12/2006       120
   67     East Hanover             NJ     12/01/2016    $  8,984,042  11/22/2006       120
   68     Dallas                   TX     12/01/2015    $  8,800,000  02/01/2007       106

MORTGAGE  REMAINING TERM      ORIGINAL    MORTGAGE
LOAN NO.    TO MATURITY   AMORT. TERM(9)    RATE    ARD LOAN
------------------------------------------------------------

   38           118             420        5.840%      No
   39           118             420        5.840%      No
   40           118             420        5.840%      No
   41           118             420        5.840%      No
   44           119             360        5.778%      No
   46            57              IO        5.600%      No
   50           120             360        5.560%      No
   53           119             360        5.760%      No
   55           116             360        5.910%      No
   56           117              IO        5.820%      No
   57           113             360        6.140%      No
   59           117             360        5.700%      No
   60            82             360        5.690%      No
   61           119             360        5.580%      No
   62           118             360        5.590%      No
   63            57              IO        6.090%      No
   66           119             360        5.680%      No
   67           118             360        5.750%      No
   68           106             360        5.530%      No

                                      1-3

MORTGAGE    MORTGAGE
LOAN NO.  LOAN SELLER  PROPERTY NAME                                                 STREET ADDRESS
----------------------------------------------------------------------------------------------------------------------------

   69         MSMC     Maple Valley Commons                                          27317-27539 Maple Valley-Black Diamond
                                                                                     Road
   70         MSMC     9053-9057 Sutphin Boulevard                                   9053-9057 Sutphin Boulevard
   74         MSMC     Carnegie Hotel Resort & Spa                                   1216 West State of Franklin Road
   75         MSMC     Southbridge Plaza                                             17247 Wayside Drive
   76         MSMC     Buckman Terrace                                               303 NE 16th Avenue
   78         MSMC     Big Springs Village                                           11629 US Highway 431 South
   79         MSMC     Country Inn & Suites - Atlanta Airport                        1808 Phoenix Blvd
   84         MSMC     Lakeside Village                                              9410-9450 South Northshore Drive
   86         MSMC     8622 Bay Parkway & 15 Bay 29th Street                         8622 Bay Parkway & 15 Bay 29th Street
   88         MSMC     Franklin Village                                              2600-2650 Brandt School Road
   93         MSMC     Lakeridge Centre Office                                       6005 Plumas Street
   94         MSMC     Paulding Station                                              4795 and 4895 Jimmy Lee Smith Parkway
   95         MSMC     Mission Creek Apartments                                      1451 West Ajo Way
   96         MSMC     Windsor Business Park                                         399 Business Park Court
   100        MSMC     Hampton Inn - Brookhollow                                     12909 Northwest Freeway
   103        MSMC     Mission Medical Plaza                                         1231-1239 Osos Street
   106        MSMC     Ramada Inn - Phoenix                                          12027 North 28th Drive
   108        MSMC     Orlando Retail Portfolio - Alafaya Trail Shopping Center (D)  588 South Alafaya Trail
   109        MSMC     Orlando Retail Portfolio - Sand Lake Shoppes (D)              1937 Sand Lake Road

MORTGAGE                                                CUT-OFF DATE
LOAN NO.  CITY                   STATE  MATURITY DATE     BALANCE      NOTE DATE
----------------------------------------------------------------------------------

   69     Maple Valley             WA     05/01/2017    $  8,800,000  10/16/2006

   70     Jamaica                  NY     12/01/2016    $  8,800,000  11/29/2006
   74     Johnson City             TN     01/01/2017    $  8,489,109  12/11/2006
   75     Dumfries                 VA     11/01/2016    $  8,400,000  10/24/2006
   76     Portland                 OR     12/01/2016    $  8,300,000  11/07/2006
   78     Guntersville             AL     01/01/2017    $  8,192,581  12/12/2006
   79     College Park             GA     12/01/2016    $  8,154,078  11/03/2006
   84     Knoxville                TN     11/01/2016    $  7,500,000  10/16/2006
   86     Brooklyn                 NY     12/01/2016    $  7,400,000  11/15/2006
   88     Wexford                  PA     01/08/2017    $  6,750,000  12/27/2006
   93     Reno                     NV     12/01/2016    $  6,300,000  11/09/2006
   94     Hiram                    GA     01/01/2017    $  6,230,000  12/13/2006
   95     Tucson                   AZ     12/01/2016    $  6,000,000  11/30/2006
   96     Windsor                  CA     02/01/2017    $  6,000,000  01/31/2007
   100    Houston                  TX     01/01/2017    $  5,595,148  12/29/2006
   103    San Luis Obispo          CA     01/01/2017    $  5,500,000  12/04/2006
   106    Phoenix                  AZ     01/01/2012    $  5,395,334  12/06/2006
   108    Orlando                  FL     12/01/2011    $  3,594,095  11/30/2006
   109    Orlando                  FL     12/01/2011    $  1,697,212  11/30/2006

MORTGAGE  ORIGINAL TERM  REMAINING TERM      ORIGINAL    MORTGAGE
LOAN NO.   TO MATURITY     TO MATURITY   AMORT. TERM(9)    RATE    ARD LOAN
---------------------------------------------------------------------------

   69          126             123             360        5.930%      No

   70          120             118             360        5.590%      No
   74          120             119             300        5.980%      No
   75          120             117             360        6.030%      No
   76          120             118             360        6.060%      No
   78          120             119             360        5.660%      No
   79          120             118             300        6.000%      No
   84          120             117             360        6.180%      No
   86          120             118             360        5.760%      No
   88          120             119             360        5.740%      No
   93          120             118             360        5.940%      No
   94          120             119             360        5.710%      No
   95          120             118             300        5.700%      No
   96          120             120             360        6.020%      No
   100         120             119             360        5.830%      No
   103         120             119             360        5.640%      No
   106          60             59              360        5.840%      No
   108          60             58              360        6.050%      No
   109          60             58              360        6.050%      No

                                      1-4

MORTGAGE    MORTGAGE
LOAN NO.  LOAN SELLER  PROPERTY NAME                        STREET ADDRESS                          CITY                   STATE
----------------------------------------------------------------------------------------------------------------------------------

   115        MSMC     Hampton Inn - Fultondale             1716 Fulton Road                        Fultondale               AL
   116        MSMC     Staples Center at Northlake Village  7014 Smith Corners Boulevard            Charlotte                NC
   117        MSMC     4268 Third Avenue Self Storage       4268 Third Avenue                       Bronx                    NY
   118        MSMC     Meadows at Lone Tree                 9234 Park Meadows Drive                 Lone Tree                CO
   119        MSMC     Columbia Apartments                  1063 & 1101 W. Columbia Avenue          Chicago                  IL
   121        MSMC     Walgreens - Ponchatoula              1100 W. Pine Street                     Ponchatoula              LA
   122        MSMC     Best Western - Kansas City           4309 Main Street                        Kansas City              MO
   123        MSMC     The Calusa Shops                     12750-12790 SW 88th Street              Miami                    FL
   124        MSMC     Scottsdale Mountainside              10855 N. 116th Street                   Scottsdale               AZ
   125        MSMC     Gateway Center                       14135 Francisquito Avenue; 1612-1640    Baldwin Park             CA
                                                            Puente Avenue
   126        MSMC     Ormond Business Center               1220-1290 Hand Avenue                   Ormond Beach             FL
   128        MSMC     Central Park I                       3961 Trueman Boulevard                  Hilliard                 OH
   129        MSMC     Aberdeen Townhomes                   4700 Ranch Court                        Lawrence                 KS
   130        MSMC     Palm West Mobile Home Park           300 West Lower Buckeye Road             Avondale                 AZ
   131        MSMC     Sunset Plaza                         1201 West Crawford Avenue               Salina                   KS
   132        MSMC     Walgreens - Indianapolis             9610 North Allisonville Road            Fishers                  IN
   133        MSMC     Starmount Shopping Center            3302 Capital Boulevard                  Raleigh                  NC
   134        MSMC     Maddex Square                        75-115 Maddex Square Drive              Sheperdstown             WV
   135        MSMC     Cranberry Crossings                  10 Saint Francis Way                    Cranberry                PA
   136        MSMC     DePaul Medical Office Building       160 Kingsley Lane                       Norfolk                  VA
   137        MSMC     Fed Ex Building - Santa Rosa         3541 Regional Parkway                   Santa Rosa               CA
   138        MSMC     Olympia Center                       1248 Columbus Ave                       Lebanon                  OH

MORTGAGE                  CUT-OFF DATE              ORIGINAL TERM  REMAINING TERM      ORIGINAL    MORTGAGE
LOAN NO.  MATURITY DATE     BALANCE      NOTE DATE   TO MATURITY     TO MATURITY   AMORT. TERM(9)    RATE    ARD LOAN
---------------------------------------------------------------------------------------------------------------------

   115      11/01/2016    $  5,016,581  10/31/2006       120             117             360        6.000%      No
   116      01/01/2017    $  4,900,000  12/15/2006       120             119             360        5.580%      No
   117      12/01/2016    $  4,820,000  11/21/2006       120             118             360        5.730%      No
   118      12/01/2016    $  4,800,000  11/27/2006       120             118             360        6.190%      No
   119      12/01/2016    $  4,751,985  11/06/2006       120             118             360        5.950%      No
   121      01/01/2017    $  4,685,692  12/20/2006       120             119             360        5.600%      No
   122      11/01/2013    $  4,637,448  10/30/2006        84             81              360        5.950%      No
   123      03/01/2012    $  4,600,000  02/01/2007        60             60              360        6.110%      No
   124      02/01/2017    $  4,600,000  01/12/2007       120             120             360        5.690%      No
   125      01/01/2017    $  4,496,131  12/28/2006       120             119             360        5.860%      No

   126      11/01/2016    $  4,488,331  10/06/2006       120             117             360        6.120%      No
   128      12/01/2016    $  4,242,636  11/20/2006       120             118             360        5.840%      No
   129      12/01/2016    $  4,160,000  11/29/2006       120             118             360        5.600%      No
   130      01/01/2017    $  4,150,000  12/07/2006       120             119             360        5.650%      No
   131      11/01/2016    $  3,989,354  10/06/2006       120             117             360        6.010%      No
   132      11/01/2016    $  3,939,238  10/26/2006       120             117             360        5.910%     Yes
   133      11/01/2016    $  3,790,193  10/18/2006       120             117             360        6.140%      No
   134      12/01/2016    $  3,725,000  11/30/2006       120             118             360        5.630%      No
   135      01/08/2017    $  3,725,000  12/27/2006       120             119             360        5.740%      No
   136      10/01/2016    $  3,587,183  09/15/2006       120             116             360        5.940%      No
   137      11/01/2016    $  3,500,000  10/27/2006       120             117             360        5.920%     Yes
   138      12/01/2016    $  3,440,945  11/22/2006       120             118             300        5.870%      No

                                      1-5

MORTGAGE    MORTGAGE
LOAN NO.  LOAN SELLER  PROPERTY NAME                        STREET ADDRESS                    CITY              STATE  MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------

   139        MSMC     Suburban Extended Stay - Louisville  4540 Taylorsville Road            Louisville          KY     11/01/2011
   140        MSMC     Plaza 4700                           4616 South 4000 West              West Valley City    UT     09/09/2016
   142        MSMC     Walgreens - West Monroe              5349 Cypress                      West Monroe         LA     11/01/2016
   143        MSMC     57-31/35 Myrtle Avenue               57-31/35 Myrtle Avenue            Glendale            NY     02/01/2017
   144        MSMC     Melbourne Wickham Retail             1050-1070 Wickham Road            Melbourne           FL     11/01/2016
   145        MSMC     Yearling Green Apartments            4227 Rickenbacker Avenue          Whitehall           OH     12/01/2016
   146        MSMC     Research Forest Plaza                1644 Research Forest Drive        Shenandoah          TX     01/01/2017
   147        MSMC     Concord-Beacon Apartments            108-118 Concord Avenue & 21-23    Somerville          MA     12/01/2016
                                                            Beacon Street
   148        MSMC     Eisenhower Crossing Strip Center     4590 Billy Williamson Drive       Macon               GA     02/01/2017
   149        MSMC     Royal Palms Mobile Home Park         342 South 40th Street             Mesa                AZ     01/01/2017
   150        MSMC     Prescott Medical Suites              980 Willow Creek Road             Prescott            AZ     11/01/2011
   152        MSMC     Pine Oak Plaza                       8901 West Oakland Park Boulevard  Sunrise             FL     11/01/2016
   153        MSMC     Home Depot Outlots - Plymouth        1605 & 1655 Annapolis Lane        Plymouth            MN     11/01/2016
   156        MSMC     The Men's Wearhouse & Verizon        6670 Colonnade Avenue             Melbourne           FL     11/01/2016
   158        MSMC     Chandler & Kyrene Retail Center      6050 West Chandler Boulevard      Chandler            AZ     01/01/2017
   162        MSMC     Commerce Square Industrial Park      4304 Metric Drive                 Winter Park         FL     01/01/2017
   167        MSMC     Lake Meridian Crossing II            12925 SE Kent Kangley Road        Kent                WA     11/01/2016
   168        MSMC     Belton Corners Shopping Center       2608 N. Main Street               Belton              TX     12/01/2016
   169        MSMC     The Shoppes of Misty Bay             9755 Highway 64                   Memphis             TN     12/01/2016
   170        MSMC     Advance Auto Parts - Houston         8650 Jones Road                   Houston             TX     01/01/2017

MORTGAGE  CUT-OFF DATE              ORIGINAL TERM  REMAINING TERM      ORIGINAL    MORTGAGE
LOAN NO.    BALANCE      NOTE DATE   TO MATURITY     TO MATURITY   AMORT. TERM(9)    RATE    ARD LOAN
-----------------------------------------------------------------------------------------------------

   139    $  3,386,970  10/12/2006        60             57              300        6.260%      No
   140    $  3,320,000  09/01/2006       120             115             360        6.190%      No
   142    $  3,017,541  10/23/2006       120             117             300        5.870%      No
   143    $  3,000,000  02/01/2007       120             120             300        6.030%      No
   144    $  2,992,146  10/25/2006       120             117             360        6.080%      No
   145    $  2,565,570  11/07/2006       120             118             360        5.860%      No
   146    $  2,500,000  12/04/2006       120             119             360        6.100%      No
   147    $  2,395,927  11/30/2006       120             118             360        5.920%      No
   148    $  2,350,000  01/08/2007       120             120             360        5.720%      No
   149    $  2,335,000  12/27/2006       120             119             360        5.840%      No
   150    $  2,330,000  10/06/2006        60             57              360        5.890%      No
   152    $  2,293,821  10/25/2006       120             117             360        5.970%      No
   153    $  2,250,000  11/01/2006       120             117             360        5.970%      No
   156    $  2,150,000  10/11/2006       120             117              IO        6.030%      No
   158    $  2,040,000  12/18/2006       120             119             360        6.270%      No
   162    $  1,947,423  12/07/2006       120             119             300        5.820%      No
   167    $  1,496,302  10/27/2006       120             117             360        6.330%      No
   168    $  1,480,000  11/30/2006       120             118             360        6.150%      No
   169    $  1,118,173  11/29/2006       120             118             360        6.070%      No
   170    $  1,099,049  12/20/2006       120             119             360        5.840%      No

                                      1-6

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the Cut-Off Date.

2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to Purchaser of the Mortgage Loans, Seller had good title to, and was the sole owner of, each Mortgage Loan. Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of Purchaser and has validly and effectively conveyed (or caused to be conveyed) to Purchaser or its designee all of Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances (other than with respect to certain agreements relating to servicing rights and the rights of a holder of a related companion loan pursuant to a co-lender or other agreement);
provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and
Servicing Agreement. Upon the consummation of the transactions contemplated by this Agreement, Seller will have validly and effectively conveyed to Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (other than with respect to certain agreements relating to servicing rights and the rights of a holder of a related companion loan pursuant to a co-lender or other agreement); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement. The sale of the Mortgage Loans to Purchaser or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

3. Payment Record. No scheduled payment of principal and interest under any
Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no
Mortgage Loan was 30 days or more delinquent in the twelve (12) month period (or since the date of origination of the Mortgage Loan if the Mortgage Loan was originated within the past twelve (12) months) immediately preceding the Cut-Off
Date, in each case, without giving effect to any applicable grace period.

4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related
Mortgaged Property, prior to all other liens and encumbrances, except for (a)
the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the Title Insurance Policy (or if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such

                                      2-1

title insurance policy), (c) exceptions and exclusions specifically referred to in such Title Insurance Policy (or if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy), (d) other matters to which like properties are commonly subject, (e) rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property, (f)
if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if the related
Mortgaged Property consists of one or more units in a condominium, the related condominium declaration, none of which matters referred to in clauses (b)
through (g), individually or in the aggregate, materially and adversely interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the
Mortgage Loan debt (the foregoing items (a) through (g) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of Trustee is in recordable form (but for insertion of the names and addresses of the assignee and any related recording information which is not yet available to Seller) and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property and any Permitted
Encumbrances. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

5. Assignment of Leases and Rents. The Assignment of Leases (either as a separate instrument or as part of the Mortgage) related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below and any Permitted
Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and except that a license may have been granted to the related Mortgagor by the related lender to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan, each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of Trustee and is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to Seller) and

                                      2-2

constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default (beyond applicable notice and grace periods) under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or for rents to be paid directly to the mortgagee.

6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related
Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since February 1, 2007.

7. Condition of Property; Condemnation. Except with respect to Mortgage Loans secured primarily by unimproved land: (i) With respect to the Mortgaged
Properties securing the Mortgage Loans that were the subject of an engineering report within eighteen (18) months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to Seller's knowledge, free and clear of any damage (or a letter of credit or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage
Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage
Loans that were not the subject of an engineering report within eighteen (18)
months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or a letter of credit or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. As of the
Closing Date, Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged
Property. To Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, (x) all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such
Mortgaged Property, (y) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein, and (z) the Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an easement permitting ingress and egress.

                                      2-3

8. Title Insurance. Each Mortgaged Property is covered by an American Land Title
Association (or an equivalent form of) lender's title insurance policy or a pro forma or marked-up title insurance commitment or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, the security interest in each of which parcel is granted by a Mortgage and such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but such Mortgages, in the aggregate, are not less than the total original principal amount of the Mortgage Loan, and provided that such amount is at least equal to the allocated Mortgage Loan amount, as evidenced by the Mortgage Loan documents. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to
be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of
Trustee without the consent of, or notice to, the insurer. To Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed
(for the avoidance of doubt, amounts held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property will be considered fully disbursed and will not be considered an exception to this representation) and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

10. Mortgage Provisions. The Mortgage Note, Mortgage or other Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

11. Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or has been substituted in accordance with the Mortgage and applicable law, and (2) no fees or expenses are payable to such trustee by Seller, Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

                                      2-4

12. Environmental Conditions.

     (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous assessment, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of the most recent assessment with respect to each Mortgaged Property (an "Environmental
          Report") has been delivered to Purchaser, and Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such
          Environmental Report. The Mortgage Loan documents for each Mortgage
          Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any
          Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or
          circumstance, (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated,
          (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan, (iv) the related mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local government authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (vi) the expenditure of funds reasonably estimated to be necessary to effect such remediate is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, and the Mortgagor or other responsible party has agreed to undertake the remediation, (vii) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation and not less than 125% of the estimated cost thereof, (viii) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation, (ix) the related Mortgagor or one of its affiliates is currently taking or required to take such actions (that may be the implementation of an operations and maintenance plan) with respect to such conditions or circumstances or have been recommended by the environmental site assessment or required by the applicable governmental authority and the Mortgagor or other responsible party has agreed to be responsible for such required actions, the remaining cost of which does not exceed
          2% of the outstanding principal balance of the Mortgage Loan or (x)
          the circumstance or condition has been fully remediated based on a report from a qualified environmental consultant. In connection with the origination of each

                                      2-5

          Mortgage Loan, each environmental consultant has represented in such
          Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the
          American Society for Testing and Materials (ASTM) standards. Each
          Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a
          "Schedule C Loan") is the subject of a Secured Creditor Impaired
          Property Policy, issued by the issuer set forth on Schedule C (the
          "Policy Issuer") and effective as of the date thereof (the
          "Environmental Insurance Policy"). Except as set forth on Schedule A to this Exhibit 2, with respect to each Schedule C Loan, (i) to
          Seller's knowledge, the Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP") and radon gas
          ("RG") at each Mortgaged Property that is used as a multifamily dwelling, and with respect to asbestos containing materials ("ACM") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the
          Mortgage Loan, (iii) on the effective date of the Environmental
          Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG)
          that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (iv) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

     (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment prepared to ASTM Standards issued sometime within 18 months prior to the
          Cut-Off Date as set forth on Schedule A to this Exhibit 2, (i) no
          Hazardous Material is present on such Mortgaged Property such that (1)
          the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged
          Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous
          Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged
          Property, and (ii)

                                      2-6

          such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

          "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response,
          Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections
          9601 et seq.), the Hazardous Materials Transportation Act as amended
          (42 U.S.C. Sections 6901 et seq.), the Resource Conservation and
          Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.), the
          Federal Water Pollution Control Act as amended (33 U.S.C. Sections
          1251 et seq.), the Clean Air Act as amended (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

13. Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and
other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor or any guarantor of any non-recourse exceptions and environmental liability is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a)
bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and (b) by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premium or yield maintenance charges.

14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the outstanding principal balance of the related Mortgage Loan and the replacement cost of the improvements

                                      2-7

located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged
Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve (12) months of operations of the Mortgaged
Property estimated as of the date of origination by the originator of such
Mortgage Loan consistent with its capital markets conduit lending practices; (c)
a flood insurance policy (if any portion of buildings or other structures on the
Mortgaged Property are located in an area identified by the Federal Emergency
Management Agency as having special flood hazards and the Federal Emergency
Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders for properties of similar types and in any event not less than $1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage, except as set forth in the first sentence of this paragraph 14, obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a)
to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan. For each
Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a
450 or 475-year average return period with a 10% probability of exceedance in a
50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments)
or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

16. Mortgagor Bankruptcy. No Mortgagor is, to Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged
Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground
Leases:

                                      2-8

     (i)    Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related
            Mortgage File;

     (ii)   The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

     (iii)  The Mortgagor's interest in such Ground Lease is assignable to
            Purchaser and Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required for assignment to Purchaser, it has been obtained prior to the Closing Date) and is further assignable by Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it either has been obtained or it cannot be unreasonably withheld;

     (iv)   Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, Seller has received no notice that an event of default has occurred thereunder, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground
            Lease;

     (v)    Such Ground Lease (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the
            Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

     (vi)   A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such
            Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
            Lease;

     (vii)  Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty (20)
            years beyond the Maturity Date of the related Mortgage Loan;

                                      2-9

     (viii) Under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or consented to by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

     (ix)   Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and
            such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

     (x)    Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

18. Escrow Deposits. All escrow deposits and payments relating to each Mortgage
Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the
Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

20. Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under

                                      2-10

circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause
(a)(ii) of paragraph 19, including the proviso thereto.

21. Advancement of Funds by Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan (other than (a) amounts paid by a tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan).

22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens that were bonded or escrowed for or insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens that were bonded or escrowed for or insured against by the Title
Policy referred to herein.

23. Compliance with Usury Laws. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws and any other applicable material laws in effect at its date of origination.

24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

25. Releases of Mortgaged Property. Except as described in the next sentence, no
Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related
Mortgage except upon payment in full of all amounts due under the related
Mortgage Loan or in connection with the defeasance provisions of the related
Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on
Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas.
Reg. Section 1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a
"qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.
The loan documents require the related Mortgagor to bear the reasonable cost of such opinion.

26. No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or shared appreciation feature or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the

                                      2-11

Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.
Neither Seller nor any affiliate thereof has any obligation to make a capital contribution to the Mortgagor under the Mortgage Loan or otherwise.

27. No Material Default. To Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan
(other than payments due but not yet thirty (30) days or more delinquent), in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by
Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

28. Inspections. Seller (or if Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged
Property in connection with the origination of the related Mortgage Loan.

29. Local Law Compliance. Based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related
Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property are in material compliance with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by Seller hereunder or any such material non-compliance with such applicable zoning laws is insured by the Title Policy or a law and ordinance insurance policy.

30. Junior Liens. Except with respect to the lien securing another Mortgage Loan cross-collateralized and cross-defaulted with the Mortgage Loan, none of the
Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. Except with respect to the above, Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a
Permitted Encumbrance) junior to the lien of the related Mortgage.

31. Actions Concerning Mortgage Loans. To the knowledge of Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                                      2-12

32. Servicing. The servicing and collection practices used by Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

33. Licenses and Permits. To Seller's knowledge, based on (a) a letter from governmental authorities, (b) a legal opinion, (c) an endorsement to the related
Title Policy, (d) a zoning report from a zoning consultant or (e) other due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by Seller hereunder, the related
Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued and are in effect.

34. RESERVED [ONLY APPLICABLE IF ANY MORTGAGE LOAN IS AN ASSISTED LIVING
FACILITY].

35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to Purchaser.

36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the
Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan documents, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn out or obsolete furniture, furnishings or equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan documents; provided, however, that certain
Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the
Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

37. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off
Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized or as of the Mortgage Loan's closing date was amended to be organized, solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity

                                      2-13

represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

38. Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the
Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, condemnation awards and breaches of the environmental covenants in the
Mortgage Loan documents.

39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such
Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

40. Defeasance. No Mortgage Loan provides that (i) it can be defeased until the date that is at least two (2) years after the Closing Date, (ii) it can be defeased with any property other than government securities (as defined in
Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States that will provide interest and principal payments sufficient to satisfy scheduled payments of interest and principal as required under the related Mortgage Loan, or (iii) defeasance requires the payment of any consideration other than (a) reimbursement of incidental costs and expenses and/or (b) a specified dollar amount or an amount that is based on a formula that uses objective financial information (as defined in Treasury Regulation
Section 1.446-3(c)(4)(ii)).

41. Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

42. Prepayment Premiums. As of the applicable date of origination of each such
Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of Treasury
Regulation Section 1.860G-1(b)(2).

43. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to $17,500,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined

                                      2-14

in the Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to Seller's knowledge, do not, as of the date hereof, specifically exclude
Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage
Loans, the related Mortgage Loan documents do not waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

44. Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except in certain cases if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases, the Mortgage Loan documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

45. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation Section
1.860G-2(a) (but without regard to the rule in Treasury Regulation Sections
1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

46. No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Mortgagor in any intentional fraud in connection with the origination of the Mortgage Loan. To Seller's knowledge, no Mortgagor is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage Loan.

47. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and
Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

48. Foreclosure Property. Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to Purchaser, and Seller does not know or, to Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 48 are made solely for the purpose of determining whether the Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8)
of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

                                      2-15

49. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such tax lots shall be effective for the next tax year.

                             Schedule A to Exhibit 2

                  Exceptions to Representations and Warranties

REP. 2. Whole Loan; Ownership of Mortgage Loans,
REP. 5. Assignment of Leases and Rents,
REP. 24. Cross-collateralization, and
REP. 30. Junior Lien.

Each of the following Mortgage Loans is secured by a Mortgage that also secures a junior "B" loan other than one or more other Mortgage Loans. The related loans are described in the Prospectus Supplement.

No. ___, Deptford Mall;
No. ___, Easton Apts.;
No. ___, Yearling Green Apts; and
No. ___, One Seaport Plaza.

Each of the following Mortgage Loans is secured by a Mortgage that also secures a pari passu loan other than one or more other Mortgage Loans. The related loans are described in the Prospectus Supplement.

No. ___, RREEF Portfolio;
No. ___, 485 Lexington Avenue; and
No. ___, Deptford Mall, with respect to a pari passu note that may possibly be created in the future. This loan is in addition to the B note described above.

In the case of Mortgage Loan No. ___, 485 Lexington Avenue, the Mortgage Loan
will be serviced pursuant to a pooling and servicing agreement other than the
HQ11 Pooling and Servicing Agreement, and ownership of the loan documents are nominally held pursuant to that pooling and servicing agreement.

REP. 4. First lien.

With respect to Mortgage Loan No. 1, One Seaport Plaza, the New York City
Industrial Development Agency (the "IDA") and Resnick Seaport, LLC, the
borrower, are collectively the mortgagor under the Mortgage, whereby the lender agreed that in the any action to foreclose or otherwise enforce the Security
Instrument, the IDA's right, title and interest with respect to the mortgaged property shall not be terminated, disturbed or otherwise affected by reason of such action or proceeding.

REP. 7. Property Condition.

With respect to Mortgage Loan No. __, The Greens at Green Valley, the
engineering report recommends $324,400 of immediate or deferred maintenance repairs. The loan agreement does not require an up-front reserve for any repairs.

REP 9. No Holdbacks.

With respect to Mortgage Loan Nos. ___ to ___, RREEF Portfolio, advances of
$378,000,000 (of which $138,500,000 is included in the HQ11 trust) were made prior to the date hereof, with an additional amount up to $22,000,000 - the
Watkins Station Future Advance - to be disbursed provided the conditions precedent set forth in Section 11.29 of the loan agreement are satisfied on or before May 1, 2007. The future funding obligation will not be an obligation of the trust, but will be an obligation of the pari passu note holder, instead.

With respect to Mortgage Loan No. __, Deptford Mall, $100,000,000 was advanced on the closing date, with a remaining amount not to exceed $72,500,000
(consisting of $60,000,000 of pari passu debt and $12,000,000 of B note debt) to be disbursed as a one-time future advance in accordance with Article III of the loan agreement. The future funding obligation will not be an obligation of the trust, but will be an obligation of the B note and pari passu note holders, instead.

REP. 14. Insurance.

With respect to each of the following Mortgage Loans, the loan documents do not require the insurer to give prior notice of the reduction of the amount of coverage of the insurance policies:

     No. __, Casa Linda Plaza;
     No. __-__, Platinum Portfolio; and
     No. __, East Bay Retail.

With respect to Mortgage Loan No. __, Pittsburgh Mills, the loan documents do not require that the "All Risk" insurance policy obtained by the Mortgagor contain no provision for a deduction for depreciation.

Certain of the Mortgage Loans do not require the insurance to name the lender as an additional insured, although the insurance policies must provide that all proceeds shall be payable to the lender as set forth in the respective loan agreement.

With respect to certain of the Mortgage Loans, if the net proceeds from insurance do not exceed a certain net proceeds availability threshold amount, then the net proceeds will be disbursed directly to the borrower, provided certain conditions are met, without an express requirement to apply the net proceeds to restoration of the Mortgaged Property. Nevertheless, the loan documents contain an independent covenant on the part of the borrower to repair and restore the Mortgaged Property.

Mortgage Loan No. [1], One Seaport Plaza, does not require business interruption insurance covering at least 12 months of operations of the Mortgaged Property, but instead requires business interruption insurance providing coverage until the earlier of the date upon which the income from the Mortgaged Property returns to the same level as it was prior to the loss, or the date three months after the date that the Mortgage Property is repaired or replaced and operations are resumed.

REP. 17. Leasehold Estate.

With respect to Mortgage Loan No. __, Westin Palo Alto, the ground lease does not contain certain of the lender protection provisions set forth in this representation; however, the fee owner is joined as a co-grantor under the deed of trust.

Mortgage Loan No. ___, Hampton Inn, Fultondale is leased pursuant to a ground lease that expires in 2018. The borrower has the option to purchase the fee for a price of $20,000 plus expenses, at lease maturity. The lender has escrowed
$21,000 and has been granted the right to exercise the purchase option on behalf of the borrower.

With respect to Mortgage Loan No. ___, DePaul Medical Office, the ground lease cannot be assigned without the consent of the fee owner, except with respect to an assignment to the securitization trustee. The ground lease also imposes certain use restrictions on the Mortgaged Property.

REP. 19 LTV Ratio.

With respect the Mortgage Loan Nos. ____ through ____, Pennsylvania Retail
Portfolio, but more specifically Mortgage Loan No. ___, Weis Weir Lake, the gross proceeds of the promissory note in the amount of $6,490,000 were paid to the "Borrower" and not to both "Fee Owner" (mortgagor) and "Borrower".

REP. 25. Release of Mortgaged Property.

With regard to Mortgage Loan Nos. ___ to ___, RREEF Portfolio, the borrower may obtain the release of individual properties through a partial defeasance in connection with third party sales by posting defeasance collateral in the amount of 110% of the allocated loan amount with respect to the particular property, subject to the satisfaction of certain conditions, including (i) no event of default has occurred or remains uncured, (ii) the borrower obtains a rating agency confirmation of no qualification or downgrade of the REMIC securities as a result of such partial defeasance, and (iii) the debt service coverage ratio immediately following such release is at least equal to the greater of 1.09:1.00 or the debt service coverage ratio immediately prior to such release.

Mortgage Loan No. ___, Pittsburgh Mills, permits the release without prepayment of parcels to facilitate the addition or expansion of improvements on the
Mortgaged Property, provided certain conditions are met, including: (i) the debt service coverage ratio taking into account the improvement to the release parcel will not be less than the debt service coverage ratio for the loan immediately preceding the release, and (ii) delivery of a rating agency confirmation that no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial release. The Mortgage Loan permits the release without prepayment of a specific release parcel pursuant to a sale for use by an anchor tenant without satisfying the above conditions. The Mortgage Loan also permits the release without prepayment of all or any portion of roadways now serving the Mortgaged
Property, in the event that the borrower dedicates them to the township.

Mortgage Loan Nos. ___ through ___, Koll/PER Portfolio, each permit the borrower to partially release the respective individual loan, provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 110%
of the allocated loan amount with respect to the released parcel, (ii) the debt service coverage ratio with respect to the remaining property shall be greater than the greater of (a) the debt service coverage ratio at closing and (b) the debt service coverage ratio immediately prior to the release, (iii) the loan-to-value ratio with respect to the remaining property shall not exceed the lesser of (a) the loan-to-value ratio at closing and (b) the loan-to-value ratio immediately prior to the release, and (iv) delivery of a rating agency confirmation as to the partial defeasance event.

With respect to Mortgage Loan No. ___, Deptford Mall, the borrower may obtain a release of unimproved, non-income producing portions of the property, without any required prepayment of the loan, provided that the borrower satisfies certain conditions, including that (i) the fair market value of all parcels so released not exceed $5,000,000 in the aggregate, (ii) for any such release after the first such release the borrower first obtain a REMIC opinion, and (iii) for any such release in which the value of the parcel to be released exceeds
$1,000,000, the borrower first obtain a rating agency confirmation that the applicable securities will not be subject to a qualification, downgrade, or withdrawal of rating on account of the release.

With respect to Mortgage Loan No. ___, Pennsylvania Retail Portfolio, after
2/28/09, if no event of default is continuing, the borrower may obtain the release of any individual property or properties if (i) for all remaining properties as well as for each additional remaining property, the loan-to-value ratio is greater than or equal to 80%; (ii) the debt service coverage ratio is at least the greater of (1.15 or the debt service coverage ratio at a previous defeasance); and (iii) the debt service coverage ratio for all remaining properties must be 1.15 or greater (on an aggregate basis).

With respect to Mortgage Loan No. ___, PA-MD Portfolio, after 2/28/09, if no event of default is continuing, the borrower may obtain the release of any individual property or properties if remaining properties have at least greater of 1.15x debt service coverage ratio or actual debt service coverage ratio of previous defeasance; and a loan-to-value ratio of no greater than 80% following release.

With respect to Mortgage Loan No. ___, Orlando Retail Portfolio, properties may be released subject to 115% prepayment of the allocated amount with respect to the relevant property.

With respect to Mortgage Loan No. ___, East Bay Retail, the borrower may obtain a release of a parcel at 120 % of the allocated loan amount for that parcel
($3,760,000), provided the debt service coverage ratio is no less than 1.20x or the debt service coverage ratio prior to release; and the loan-to-value ratio is no greater than 80% or the loan-to-value ratio prior to release.

REP. 29. Local Law Compliance.

With respect to Mortgage Loan No. ___, Petsmart- East Hanover, the construction is not complete and no certificate of occupancy is yet in place. The tenant is currently paying rent under its triple net lease.

With respect to Mortgage Loan No. ___, Sunrise Apartments, the Mortgaged
Property is non-conforming with respect to parking. The municipality is expected to grant a variance and the Mortgage Loan is recourse to the sponsor for any related lender losses.

REP 36. Due on Sale (encumbrance).

Each of the following Mortgage Loans has current mezzanine financing in place:

     No. ___, Pittsburgh Mills; and
     No. ___, Commerce Sq.

Each of the following Mortgage Loans permits the parent of the borrower to obtain future mezzanine financing, provided certain conditions are met:

     No. ___, Marriott Charlotte City Center;
     No. ___, Hilton Arlington and Towers
     No. ___, Casa Linda Plaza;
     No. ___, Westin Palo Alto;
     No. ___, Hilton Garden Inn - The Woodlands
     No. ___, Westpark Towne Plaza
     No. ___, Country Inn & Suites - Atlanta Airport
     No. ___, Mission Creek Apartments
     No. ___, Hampton Inn - Brookhollow
     No. ___, Ramada Inn - Phoenix
     No. ___, Ormand Business Center
     No. ___, Olympia Center
     No. ___, Suburban Extended Stay - Louisville
     No. ___, Melbourne Wickham Retail

With regard to Mortgage Loan No. ___, Hilton Arlington, a permitted mezzanine borrower may incur a mezzanine loan, provided among other things, that no event of default has occurred and is continuing, the mezzanine lender enters into an intercreditor agreement reasonably acceptable to the lender and the rating agencies, the loan-to-value ratio immediately following the closing of the permitted mezzanine debt is not greater than 70%, and the debt service coverage ratio immediately following the closing of the permitted mezzanine debt is not less than 1.45 to 1.0.

With respect to Mortgage Loan No. __, 525 7th Avenue, the equity member(s) of borrower (other than any general partner or managing member) may incur a mezzanine loan, provided among other things, that: (i) the loan-to-value ratio based on the aggregate principal amount of the Mortgage Loan and the mezzanine debt is no greater than 85%; (ii) the ratio of (A) underwritable cash flow for the 12 calendar month period immediately preceding the date of calculations to
(B) the projected debt service that would be due under the Mortgage Loan and mezzanine debt for the 12 calendar month period immediately following such calculation, shall be greater than or equal to 1.1 to 1.0; and (iii) the lender has approved the mezzanine lender, mezzanine loan documents, an intercreditor agreement between the lender and mezzanine lender, and any opinions and appraisals.

With respect to Mortgage Loan No. ___, Men's Warehouse/Verizon, Cousin's
Properties, Inc. has the right to reacquire the Mortgaged Property (at 90% of fair market value, under certain circumstances) in the event that Men's
Warehouse operations cease for six months.

REP. 37. Single Purpose Entity.

With respect Mortgage Loan Nos. ____ through ____, the Pennsylvania Retail
Portfolio, but more specifically Mortgage Loan No. ___, Weis Weir Lake, the
Promissory Note in the amount of $6,490,000 was executed only by "Borrower" and not by both "Fee Owner" and "Borrower" as was the Mortgage.

REP. 38. Non-Recourse Exceptions.

Each of the following Mortgage Loans is not recourse to a natural person, nor is any natural person liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the borrower, misappropriation of rents, insurance proceeds or condemnation awards, or breaches of the environmental covenants in the Mortgage Loan documents:

     No. ___, One Seaport Plaza;
     Nos. ___ to ___, RREEF Portfolio;
     No. ___, 485 Lexington Avenue;
     No. ___, 950 L'Enfant Plaza;
     No. ___, Deptford Mall;
     No. ___, Marriott Charlotte City Center;
     No. ___, Hilton Arlington & Towers;
     No. ___, The Greens at Green Valley;
     No. ___, Casa Linda Plaza;
     Nos. ___ to ___, Koll/PER Portfolio;
     No. ___, PetSmart - East Hanover;
     No. ___, Pine Oak Plaza;
     No. ___, Hampton Inn - Fultondale;
     No. ___, Mission Creek Apartments; and
     No. ___, 4268 Third Avenue Self Storage

With respect to Mortgage Loan No. __, 525 7th Avenue, the liability of each guarantor is several on a fifty-fifty basis and shall be limited with respect to each guarantor to the sum of (i) $20,000,000 plus (ii) the amounts due pursuant to such guarantor's breach or failure to timely perform under the guaranty which shall conclusively be deemed to equal 50% of the amounts due under the guaranty with respect to any costs and expenses incurred by the lender in connection with any proceeding during any period of time in which both guarantors are parties.

With respect to Mortgage Loan No. __, 525 7th Avenue, and Mortgage Loan No. __,
Westin Palo Alto, a natural person is liable to the holder of the Mortgage Loan for misappropriation of any rents only following a loan default.

Mortgage Loan No. ___, Sunset Plaza, is not recourse to a natural person, nor is any natural person liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the borrower, misappropriation of rents, insurance proceeds or condemnation awards, or breaches of the environmental covenants in the Mortgage Loan documents as long as the net worth of Bond Purchase, LLC is $2,000,000 or greater.

With respect to the following Mortgage Loans no natural person is liable for breaches of the environmental covenants in the loan documents.

No. ___, Pine Oak Plaza ;
No. ___, Crossing Place Apartments;
No. ___, Regal Cinema - Lincolnshire;
No. ___, Crossing Place Apartments;
No. ___, Easton Apartments;
No. ___, Carriage Club at Mt. Arlington.

REP. 43. Terrorism Insurance.

With respect to Mortgage Loan No. __, RREEF Portfolio, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to $300,000.

With respect to Mortgage Loan No. __, 525 7th Avenue, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to $250,000, inflation adjusted.

With respect to Mortgage Loan No. __, Pittsburgh Mills, the borrower is required to maintain terrorism insurance only to the extent obtainable for a maximum annual premium equal to the sum of $200,000, inflation adjusted.

With respect to Mortgage Loan No. ___, Marriott Charlotte City Center, and
Mortgage Loan No. ___, Hilton Arlington & Towers, the borrower is not required to pay terrorism coverage annual premiums in excess of $100,000.

With respect to Mortgage Loan No. ___, 485 Lexington Avenue, if insurance in accordance with the Terrorism Risk Insurance Act, or its replacement, is not commercially reasonably available, the borrower is not obligated to spend more than 150% of the annual premium paid by the borrower for its "all-risk" or
"special form" insurance required in the loan documents for the immediately prior year, excluding the cost of any coverage for acts of terrorism previously provided by insurers.

----------

                Schedule C to Exhibit 2: Environmental Insurance

  The following Mortgage Loans have environmental insurance policies in place:

Mortgage Loan No. ___, Casa Linda Plaza; and
Mortgage Loan No. ___, Crossing Place Apartments.

                             Schedule B to Exhibit 2

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.5

MORTGAGE    MORTGAGE                                  CUT-OFF DATE
LOAN NO.  LOAN SELLER  PROPERTY NAME                     BALANCE    BORROWER NAME                   SPONSOR
--------  -----------  -----------------------------  ------------  ------------------------------  -------------------------------

   30     MSMC         Pennsylvania Retail             $ 6,482,635  W.B.H.V. Associates L.P.        Joseph W. Deerin and Richard
                       Portfolio - Weis Weir Lake                                                   Welkowitz

   31     MSMC         Pennsylvania Retail             $ 3,096,482  S.L.Y. Associates L.P.          Joseph W. Deerin and Richard
                       Portfolio - Staples York                                                     Welkowitz

   32     MSMC         Pennsylvania Retail             $ 2,856,755  C.H.H. Associates L.P.          Joseph W. Deerin and Richard
                       Portfolio - CVS Hockersville                                                 Welkowitz

   33     MSMC         Pennsylvania Retail             $ 1,962,770  C.E.Y. Associates L.P.          Joseph W. Deerin and Richard
                       Portfolio - CVS Edgewood                                                     Welkowitz

   34     MSMC         Pennsylvania Retail             $ 1,957,776  C.C.Y. Associates L.P.          Joseph W. Deerin and Richard
                       Portfolio - CVS Richland                                                     Welkowitz

   36     MSMC         PA-MD Retail Portfolio -        $ 3,915,552  S.H. Associates L.P.            Joseph W. Deerin and Richard
                       Staples Susquehanna                                                          Welkowitz

   37     MSMC         PA-MD Retail Portfolio - CVS    $ 3,875,597  Johnnycake Associates III, LLC  Joseph W. Deerin and Richard
                       Johnnycake                                                                   Welkowitz

   38     MSMC         PA-MD Retail Portfolio - CVS    $ 2,547,106  C.C.M. Associates II, LLC       Joseph W. Deerin and Richard
                       Martin                                                                       Welkowitz

   39     MSMC         PA-MD Retail Portfolio - CVS    $ 2,237,458  C.L. Associates II, LLC         Joseph W. Deerin and Richard
                       Hollins Ferry                                                                Welkowitz

   40     MSMC         PA-MD Retail Portfolio - CVS    $ 2,192,509  C.M.J. Associates L.P.          Joseph W. Deerin and Richard
                       Mt. Joy                                                                      Welkowitz

   41     MSMC         PA-MD Retail Portfolio -        $ 1,038,820  J.R.H. Associates L.P.          Joseph W. Deerin and Richard
                       Hazleton Plaza                                                               Welkowitz

   108    MSMC         Orlando Retail Portfolio -      $ 3,594,095  K&B Alafaya Associates LLC      Gary Abriola, Dennis Abriola,
                       Alafaya Trail Shopping Center                                                Ronald Abriola

   109    MSMC         Orlando Retail Portfolio -      $ 1,697,212  Sand Lake Shoppes Family        Ronald Abriola; Dennis Abriola;
                       Sand Lake Shoppes                            Limited Partnership             Gary Abriola

                             Schedule C to Exhibit 2

  List of Mortgage Loans Subject to Secured Creditor Impaired Property Policies

                                       3-1

                                    EXHIBIT 3
                               PRICING FORMULATION

Total Bond Proceeds                                               $2,445,725,328
Less Expenses                                                     $    4,200,620
                                                                  --------------
Net Proceeds                                                      $2,449,925,948

Less Purchase Price of MS Loans
   Discounted Value of MS Loans                                   $1,846,030,231
   Allocable Expense Amount for MS Loans                          $    3,179,813
                                                                  --------------
   Purchase Price of MS Loans                                     $1,849,210,045

Less Purchase Price of LaSalle Loans
   Discounted Value of LaSalle Loans                              $  402,997,949
   Allocable Expense Amount for LaSalle Loans                     $      685,122
                                                                  --------------
   Purchase Price of LaSalle Loans                                $  403,683,071

Less Purchase Price of PCF II Loans
   Discounted Value of PCF II Loans                               $  196,697,148
   Allocable Expense Amount for PCF II Loans                      $      335,684
                                                                  --------------
   Purchase Price of PCF II Loans                                 $  197,032,832

                                       3-1

                                    EXHIBIT 4
                                  BILL OF SALE

1. Parties. The parties to this Bill of Sale are the following:

                    Seller:      Morgan Stanley Mortgage Capital Inc.
                    Purchaser:   Morgan Stanley Capital I Inc.

2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase
Agreement, dated as of February 15, 2007 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

3. Purchase Price. The amount and other consideration set forth on Exhibit 3 to the Mortgage Loan Purchase Agreement.

4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of February, 2007.

SELLER:                                 MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY
                    TO WELLS FARGO BANK, NATIONAL ASSOCIATION
                          AND J.E. ROBERT COMPANY, INC.
                                 WITH RESPECT TO
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated as of February 15, 2007 (the "Mortgage Loan Purchase Agreement"), between
Morgan Stanley Mortgage Capital Inc. ("MSMC") and Morgan Stanley Capital I Inc.
("Depositor"), MSMC is selling certain multifamily and commercial mortgage loans
(the "Mortgage Loans") to Depositor;

     WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), between the
Depositor, Capmark Finance Inc., as Master Servicer, J.E. Robert Company, Inc.
("JER") as Special Servicer, LaSalle Bank National Association, as Paying Agent,
Certificate Registrar and Authenticating Agent and Wells Fargo Bank, National
Association ("WFB") as Trustee and Custodian, the Trustee and the Special
Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-2 and UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices;

     WHEREAS, MSMC has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

     NOW, THEREFORE, MSMC does hereby make, constitute and appoint WFB, acting solely in its capacity as Trustee under, and in accordance with the terms of, the Pooling and Servicing Agreement, MSMC's true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in MSMC's name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the
Trustee, as set forth in the definition of "Mortgage File" in Section 1.1 of the
Pooling and Servicing Agreement, that have been received by the Trustee or a
Custodian on its behalf, and all Form UCC-2 or UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the
Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of "Mortgage
File" in, and in accordance with Section 1.1 of, the Pooling and Servicing
Agreement, and to evidence, provide notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the

                                       5-1

appropriate filing and recording offices; and (ii) to file or record in the appropriate public filing or recording offices, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by MSMC on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to WFB and JER only such powers, responsibilities and authority as are set forth in Section 2.1 of the Mortgage Loan Purchase Agreement.

     MSMC does also hereby make, constitute and appoint JER, acting solely in its capacity as Special Servicer under the Pooling and Servicing Agreement,
MSMC's true and lawful agent and attorney-in-fact with respect to the Mortgage
Loans in MSMC's name, place and stead solely to exercise and perform all of the rights, authority and powers of WFB as set forth in the preceding paragraph in the event of the failure or the incapacity of WFB to do so for any reason. As between JER and any third party, no evidence of the failure or incapacity of WFB shall be required and such third party may rely upon JER's written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

     The enumeration of particular powers herein is not intended in any way to limit the grant to either the Trustee or the Special Servicer as MSMC's attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as MSMC might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof;
and MSMC agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of Article III below. As between MSMC, the Depositor, the
Master Servicer, the Special Servicer, the Trustee, the Trust Fund and the
Certificateholders, neither the Trustee nor the Special Servicer may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with either the Trustee or the Special
Servicer as MSMC's attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Trustee or the Special Servicer, as applicable, and need not make any inquiry about whether the Trustee or the
Special Servicer is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by either the Trustee or the Special Servicer that any particular
Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing
Agreement.

     Any act or thing lawfully done hereunder by either the Trustee or the
Special Servicer shall be binding on MSMC and MSMC's successors and assigns.

     This Limited Power of Attorney shall continue in full force and effect with respect to the Trustee and the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

     with respect to the Trustee, the termination of the Trustee and its replacement with a successor Trustee under the terms of the Pooling and
     Servicing Agreement;

     with respect to the Special Servicer, the termination of the Special
     Servicer and its replacement with a successor Special Servicer under the terms of the Pooling and Servicing Agreement;

     with respect to the Trustee, the appointment of a receiver or conservator with respect to the business of the Trustee, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Trustee;

     with respect to the Special Servicer, the appointment of a receiver or conservator with respect to the business of the Special Servicer, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Special Servicer;

     with respect to each of the Trustee and the Special Servicer and any
     Mortgage Loan, such Mortgage Loan is no longer a part of the Trust Fund;

     with respect to each of the Trustee and the Special Servicer, the termination of the Pooling and Servicing Agreement in accordance with its terms; and

     with respect to the Special Servicer, the occurrence of an Event of Default under the Pooling and Servicing Agreement with respect to the Special
     Servicer.

     Nothing herein shall be deemed to amend or modify the Pooling and Servicing
Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of MSMC under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and
Servicing Agreement.

     Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement.

     THIS LIMITED POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                            [Signature on next page]

     IN WITNESS WHEREOF, MSMC has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of
February 28, 2007.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK    )
                        )  ss:
COUNTY OF NEW YORK   )

     On this 28th day of February, 2007, before me appeared _______________, to me personally known, who, being by me duly sworn did say that he/she is the
_____________________ of Morgan Stanley Mortgage Capital Inc., and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said __________________ acknowledged said instrument to be the free act and deed of said corporation.

                                        ----------------------------------------
                                        Name:___________________________________
                                                Notary Public in and for said
                                                     County and State

My Commission Expires:

------------------------------------